Company Update January 2022

1 This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the company’s portfolio; the sale of properties; the performance of its operators/tenants and properties; its ability to enter into agreements with new viable tenants for vacant space or for properties that the company takes back from financially troubled tenants, if any; its occupancy rates; its ability to acquire, develop and/or manage properties; the ability to successfully manage the risks associated with international expansion and operations; its ability to make distributions to shareholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; its ability to meet its earnings guidance; and its ability to finance and complete, and the effect of, future acquisitions. When the company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: the unknown duration and economic, operational, and financial impacts of the global outbreak of the COVID-19 pandemic and variants, including the Delta variant and any future variants which may emerge, and the actions taken by governmental authorities in connection with the pandemic on the company’s business; material differences between actual results and the assumptions, projections and estimates of occupancy rates, rental rates, operating expenses and required capital expenditures; the status of the economy; the status of capital markets, including the availability and cost of capital; issues facing the healthcare industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the healthcare, seniors housing and life science industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; the company’s ability to complete, successfully integrate, operate, or manage the pending acquisitions described in this document; the company’s ability to transition or sell facilities with profitable results; the failure to make new investments as and when anticipated; acts of God affecting the company’s properties, including extreme weather; the company’s ability to re-lease space at similar rates as vacancies occur; the failure of closings to occur as and when anticipated, including the receipt of third-party approvals and healthcare licenses without unexpected delays or conditions; the company’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; regulatory approval and market acceptance of the products and technologies of life science tenants; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future acquisitions and the integration of multi-property acquisitions; environmental laws affecting the company’s properties; changes in rules or practices governing the company’s financial reporting; the movement of U.S. and foreign currency exchange rates; and legal and operational matters, including real estate investment trust qualification and key management personnel recruitment and retention. Finally, the company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements. The presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue, or the solicitation of an offer to purchase, subscribe to or acquire, securities of DOC, or an inducement to enter into investment activity in the United States or in any other jurisdiction in which such offer, solicitation, inducement or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of such jurisdiction. No part of this presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

2 Long Term Medical Office Thesis Pandemic Low: -32% (April ‘20) Recovery High: +52% (April ‘21) +7.7% -40% -20% 0% 20% 40% 60% Average Growth Since 2000: 5.1% / yr Growth in US Health Service Expenditures, Year over Year Sources: Peterson-KFF Health System Tracker, “Current Spending on Services”; Definitive Healthcare, “Major Healthcare Trends to Watch in 2022”; pwc “Emerging Trends in Real Estate 2022”; US Census, “A Changing Nation: Population Projections Under Alternative Immigration Scenarios” % of Total Diagnostic and Procedure Claims, by Location 36.7% 32.9% 63.3% 67.1% Hospital Other Favorable Demographic Trends Healthcare consumption has grown to over 20% of GDP alongside the aging of the American populace. This trend will continue to drive demand, with the number of Americans 65 or older expected to grow by 1.7 million in 2022 -- and by an additional 12.7 million before 2030, when more than 20% of the US population will be 65 or older Outpatient Momentum Hospitals are no longer the epicenter for patient care, with less than a third of procedure claims being sourced from a hospital facility Healthcare Spending by Age Cohort (2019) 24% 9% 21% 12% 13% 9% 13% 13% 13% 21% 17% 35% % Population % Spending 0-18 19-34 35-44 45-54 55-64 65+

3 2021 Acquisition Highlights TOPA Denton MOB (Loan Conversion) Denton, TX HonorHealth Sonoran MOB Phoenix, AZ HonorHealth Neuroscience Institute Scottsdale, AZ Acquired Asset Count 24 Wtd. Avg. Acquisition Cap Rate 4.9% Average Acquisition GLA 85,600 % On Campus / Affiliated 93% % Leased Rate 96% % Investment Grade Tenancy 73% Wtd. Avg. Asset Age 10.1 yrs Wtd. Remaining Lease Term 7.4 yrs 2021 Acquisition Quality Indicators Date Name Investment 04/2021 AdventHealth Wesley Chapel MOB $ 35,251 06/2021 TOPA Denton MOB (Construction Loan Conversion) 15,500 08/2021 Intermed MOB (49% Share / Davis JV) 19,330 08/2021 Atkins Portfolio (5 MOBs) 54,090 09/2021 HonorHealth Sonoran MOB 31,750 10/2021 HonorHealth Neuroscience Institute 67,250 10/2021 Eden Hill MOB (JV Takeout / Remaining 51%) 33,180 12/2021 Landmark Portfolio (14 MOBs) ~ 750,000 Various Other Investments (Mezz & Construction Loan Commitments) 21,359 Total / Completed Acquisitions $ 1.03 Billion 2021 Investments exceeded $1.0bn Note: Acquisition quality indicators as of date of purchase AdventHealth Wesley Chapel MOB Wesley Chapel, FL Mill Run Medical Center (Atkins Portfolio) Hilliard, OH Intermed MOB (Davis JV) Portland, ME

4 Top Tenants & Credit Rating 1 ‘BBB-’ 6 ‘A’ 2 ‘A+’ 7 Not Rated 3 ‘AA-’ 8 ‘A’ (Implied) 4 ‘A’ 9 ‘AA-’ 5 ‘BBB+’ 10 ‘A’ Landmark Portfolio Acquisition $750mm 14 1.4mm 100% 95% 75% 4.9% Purchase Price Class-A Medical Office Buildings Portfolio Square Footage On-Campus / System Affiliated % Leased % IG Tenancy DOC 1st Year Cash Cap Rate “We are honored Landmark chose Physicians Realty Trust to hold ownership of these 14 mission-critical medical office buildings, establishing 10 new DOC health system relationships for future investment opportunities.” -- John Thomas, President and Chief Executive Officer UF Health Jacksonville MOB Jacksonville, FL Old Bridge MOB Old Bridge, NJ TGH Brandon Healthplex Tampa, FL Hospital Hill MOB Kansas City, MO Full Landmark Feature available at www.docreit.com/landmark

5 $15 $15 $60 $299 $170 $425 $401 $- $- $545 $-$0 $100 $200 $300 $400 $500 $600 M ill io ns Revolving Credit Facility Senior Notes Mortgages Consolidated Debt Maturity Schedule (As of December 31, 2021) Capitalization Update Fourth Quarter Debt & Equity Activity Type Amount Rate / Price Notes Issued October ’21 $ 500,000 2.625% 4th Quarter ATM Issuance 132,824 $ 18.54 / share Landmark OPU Issuance 116,467 $ 17.75 / unit Landmark Debt Assumed 100,000 SOFR + 1.85% Term Loan Repaid (250,000) 2.07% Mortgages Repaid (4,780) 5.50% Current Credit Ratings ‘Baa2’ ‘BBB’ ‘BBB’